UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                                   May 28, 2004

RESTORATION HARDWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24261	68-0140361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Koch Road, Suite J, Corte Madera, California		94925
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (415) 924-1005

Item 5.  Other Events and Regulation FD Disclosure.

On May 28, 2004, we began mailing our annual meeting materials to our shareholders, including our definitive proxy statement and Form 10-K, previously filed with the Securities and Exchange Commission.  The letter to shareholders, attached hereto as Exhibit 99.1, was also included in the annual meeting materials sent to shareholders.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description

99.1	2004 Annual Letter to Shareholders.

Item 12. Results of Operations and Financial Condition.

On May 28, 2004, we began mailing our annual meeting materials to our shareholders, including our definitive proxy statement and Form 10-K, previously filed with the Securities and Exchange Commission.  The letter to shareholders, attached hereto as Exhibit 99.1, was also included in the annual meeting materials sent to shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE, INC.

Dated: May 28, 2004	By:	/s/ Patricia McKay
Patricia McKay,
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	2004 Annual Letter to Shareholders.